CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of Coastal Pacific Mining Corp. (the "Company") on Form 20-F for the period ending April 30, 2008, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Taylor, Director, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: _/s/ Larry Taylor__________

Name: Larry Taylor

      Title: Chief Executive Officer and  Chief Financial Officer

Date:

October 21, 2008